Exhibit 99.2

 Unaudited Pro Forma Condensed

Consolidated Financial Statements

EXHIBIT 99.2(1)
ROCK OF AGES CORPORATION AND SUBSIDIARIES
Unaudited Pro-Forma Condensed Consolidated Balance Sheet
September 29, 2007
($ in thousands)

	Historical			Pro-Forma
	September 29,		Pro-Forma	September 29,
Assets	2007		Adjustments	2007
Current assets:
Cash and cash equivalents	$4,280	(g)	28	$4,308
Restricted cash	980	(g)	(980)	0
Trade receivables, net	12,871	(g)	(1,786)	11,085
Inventories	27,766	(g)	(7,183)	20,583
Other current assets	1,585	(g)	(185)	1,400
Total current assets	47,482			37,376

Property, plant, and equipment, net	45,104	(g)	(12,838)	32,266
Other Assets	1,978	(j)	1,517	3,495
Intangibles, net	423	(g)	(19)	404
Goodwill	387			387
Total assets	$95,374			$73,928

Liabilities and Stockholders' Equity
Current liabilities:
Borrowings under lines of credit	$13,819	(h)	(3,000)	$10,819
Current installments of long-term debt	691			691
Current installments of retirement benefits	569			569
Trade payables	1,986	(g)	(315)	1,671
Accrued expenses	3,047	(g)	(701)	2,346
Customer deposits	8,281	(g)	(7,302)	979
Total current liabilities	28,393			17,075

Long-term debt, excluding current installments	18,831	(h)	(4,600)	14,231
Salary continuation, net of current portion	5,798			5,798
Accrued pension cost	5,624			5,624
Accrued postretirement benefit cost	2,103			2,103
Deferred Tax Liability	65			65
Other	1,276			1,276
Total liabilities	62,090			46,172

Stockholders' equity:
Common stock - Class A, $0.01 par value.	47			47
Common stock - Class B, $0.01 par value.	27			27
Additional paid-in capital	65,553			65,553
Accumulated Deficit	(27,865)	(i)	(5,528)	(33,393)
Accumulated other comprehensive loss	(4,478)			(4,478)
	33,284			27,756

	$95,374			$73,928

See accompanying notes to unaudited pro forma condensed consolidated financial statements

EXHIBIT 99.2(2)
ROCK OF AGES CORPORATION AND SUBSIDIARIES
Unaudited Pro-Forma Condensed Consolidated Statements of Operations
For the Nine Months ended September 29, 2007
(in thousands except per share data)

	As Historically		Pro-Forma
	Reported		Adjustments	Pro-Forma
Net revenues:
Quarry	$19,109			$19,109
Manufacturing	18,645	(a)	3,015	21,660
Retail	21,435	(b)	(21,435)	0
Total net revenue	$59,189			$40,769

Cost of goods sold:
Quarry	15,571			15,571
Manufacturing	12,597	(a)	2,563	15,160
Retail	9,630	(c)	(9,630)	0
Total cost of goods sold	$37,798			$30,731

Gross profit:
Quarry	3,538			3,538
Manufacturing	6,048	(a)	452	6,500
Retail	11,805	(c)	(11,805)	0
Total gross profit	$21,391			$10,038

Selling, general and administrative expenses
Quarry	2,234			2,234
Manufacturing	3,042			3,042
Retail	11,423	(d)	(11,423)	0
Corporate overhead	3,750	(e)	(295)	3,455
Insurance recovery - quarry asset	(212)			(212)
Foreign exchange (gain) loss	37			37
Total selling, general and administrative expenses	$20,274			$8,556

Income from operations	1,117			1,482

Other (income)/expense	(226)	(d)	88	(138)
Interest expense	1,955	(f)	(483)	1,472

Income (loss) from continuing operations before taxes	(612)			148

Income tax expense	457			457

Net loss from continuing operations	$(1,069)			$(309)

Per share information:
Net loss per share -basic and diluted
Loss from continuing operations	$(0.14)			$(0.04)

Weighted average number of common shares outstanding - basic and diluted	7,399			7,399

See accompanying notes to unaudited pro forma condensed consolidated financial statements

ROCK OF AGES CORPORATION AND SUBSIDIARIES
Unaudited Pro-Forma Condensed Consolidated Statements of Operations
For the Year ended December 31, 2006
(in thousands except per share data)

	As Historically		Pro-Forma
	Reported		Adjustments	Pro-Forma
Net revenues:
Quarry	$26,088			$26,088
Manufacturing	24,069	(a)	4,799	28,868
Retail	30,807	(b)	(30,807)	0
Total net revenues	80,964			54,955

Cost of Goods Sold:
Quarry	20,761			20,761
Manufacturing	17,571	(a)	4,079	21,650
Retail	14,611	(c)	(14,611)	0
Cost of Goods Sold	52,943			42,411

Gross profit:
Quarry	5,326			5,326
Manufacturing	6,498	(a)	720	7,218
Retail	16,196	(c)	(16,196)	0
Gross profit	28,021			12,545

Selling, general, and administrative expenses
Quarry	2,968			2,968
Manufacturing	4,073			4,073
Retail	17,065	(d)	(17,065)	0
Restructuring Costs	1,685	(d)	(1,685)	0
Corporate overhead	5,007	(e)	(425)	4,582
Total selling, general & administrative expense	30,799			11,624

Impairment of note receivable	100			100
Foreign exchange (gain) loss	28			28
Income (loss) from operations	(2,907)			792
Interest expense	2,602	(f)	(577)	2,025

Loss from continuing operations before taxes	(5,509)			(1,232)
Provision for income taxes	473			473

Net loss from continuing operations	$(5,982)			$(1,705)

Per share information:
Net loss per share - basic and diluted:
Loss from continuing operations	$(0.81)			$(0.23)

Weighted average number of common shares outstanding - basic and diluted	7,399			7,399

See accompanying notes to unaudited pro forma condensed consolidated financial statements

ROCK OF AGES CORPORATION AND SUBSIDIARIES
Unaudited Pro-Forma Condensed Consolidated Statements of Operations
For the Year ended December 31, 2005
(in thousands except per share data)

	As Historically		Pro-Forma
	Reported		Adjustments	Pro-Forma
Net revenues:
Quarry	$28,870			$28,870
Manufacturing	23,533	(a)	6,571	30,104
Retail	36,640	(b)	(36,640)	0
Total net revenues	89,042			58,974

Cost of goods sold:
Quarry	22,807			22,807
Manufacturing	16,763	(a)	5,585	22,349
Retail	17,541	(c)	(17,541)	0
Cost of goods sold	57,111			45,156

Gross profit:
Quarry	6,062			6,062
Manufacturing	6,770	(a)	986	7,755
Retail	19,099	(c)	(19,099)	0
Gross profit	31,931			13,818

Selling, general, and administrative expenses
Quarry	3,505			3,505
Manufacturing	5,191			5,191
Retail	24,986	(d)	(24,986)	0
Corporate overhead	5,090	(e)	(345)	4,745
Total selling, general & administrative expense	38,772			13,442

Foreign exchange (gain) loss	50			50
Income (loss) from operations	(6,891)			326

Gain on sale of investment	(350)			(350)
Interest expense	1,924	(f)	(412)	1,512

Loss from continuing operations before taxes	(8,465)			(836)
Provision for income taxes	7,611			7,611

Loss from continuing operations	$(16,075)			$(8,446)

Per share information:
Net loss per share - basic and diluted:
Loss from continuing operations	$(2.17)			$(1.14)

Weighted average number of common shares outstanding -basic and diluted	7,399			7,399

See accompanying notes to unaudited pro forma condensed consolidated financial statements

ROCK OF AGES CORPORATION AND SUBSIDIARIES
Unaudited Pro-Forma Condensed Consolidated Statements of Operations
For the Year ended December 31, 2004
(in thousands except per share data)

	As Historically		Pro-Forma
	Reported		Adjustments	Pro-Forma
Net revenues:
Quarry	$35,390			$35,390
Manufacturing	20,947	(a)	6,392	27,340
Retail	35,802	(b)	(35,802)	0
Total net revenues	92,139			62,730

Cost of goods sold:
Quarry	23,160			23,160
Manufacturing	15,375	(a)	5,434	20,808
Retail	15,448	(c)	(15,448)	0
Cost of goods sold	53,983			43,969

Gross profit:
Quarry	12,230			12,230
Manufacturing	5,572	(a)	959	6,531
Retail	20,354	(c)	(20,354)	0
Gross profit	38,156			18,761

Selling, general, and administrative expenses
Quarry	3,556			3,556
Manufacturing	4,002			4,002
Retail	21,829	(d)	(21,829)	0
Corporate overhead	5,087	(e)	(225)	4,862
Total selling, general & administrative expense	34,473			12,420

Impairment of note receivable	400			400
Adverse judgement	6,500			6,500
Foreign exchange (gain) loss	69			69
Loss from operations	(3,286)			(627)
Interest expense	822	(f)	(286)	536

Loss from continuing operations before taxes	(4,107)			(1,163)
Provision for income taxes	(877)	(k)	1,178	301

Loss from continuing operations	$(3,230)			$(1,464)

Per share information:
Net loss per share - basic and diluted:
Loss from continuing operations	$(0.44)			$(0.20)

Weighted average number of common shares outstanding - basic and diluted	7,318			7,318

See accompanying notes to unaudited pro forma condensed consolidated financial statements

EXHIBIT 99.2(3)
ROCK OF AGES CORPORATION AND SUBSIDIARIES
Notes to Unaudited Pro-Forma Condensed Consolidated Financial Statements

Note 1 Description of Transaction

On January 17, 2008, Rock of Ages Corporation, (the "Company") entered into a Stock Purchase Agreement whereby it sold its retail division through the sale of all of the issued and outstanding shares of stock of Rock of Ages Memorials, Inc., the Company's wholly owned subsidiary, to PKDM Holdings, Inc., a company owned by Richard Urbach and James Barnes, the former President and Chief Operating Officer and former chief financial manager, respectively of the Company's retail operations.

Note 2 Pro Forma Adjustments

The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 29, 2007 and the years ended December 31, 2006, 2005 and 2004 presents the Company's results of operations as if the transaction had occurred on January 1, 2004. The pro forma adjustments reflect the elimination of revenue and costs associated with the retail division for the periods presented. The unaudited pro forma condensed consolidated balance sheet gives effect to the transaction as if the transaction had occurred on September 29, 2007.

These pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable under the circumstances. The adjustments are described below and are set forth in the "Pro Forma Adjustments" column. The estimated loss on the transaction of $6 million is classified as discontinued operations and, therefore, not included in the pro forma statements.

(a) To reclassify revenue, cost of goods sold and gross profit resulting from the purchases related to the supply agreement and mausoleums by the purchaser for the periods presented.

(b) To eliminate the retail division revenue for the periods presented.

(c) To record the reduction in cost of goods sold and gross profit attributable to the reduction in retail revenue described in entry (b) above.

(d) To eliminate SG&A and other income/expenses directly associated with the retail division for the periods presented.

(e) To reflect the estimated reduction in corporate overhead directly associated with the sale of the retail division for the periods presented.

(f) To record the reduction in interest expense that would have resulted assuming the net proceeds of $7.6 million were used to paydown the credit facility at the beginning of the periods presented.

(g) To record the reduction of specific assets and liabilities related to the sale of the retail division.

(h) To record the sale of the retail division and the related reduction in borrowings under lines of credit and long-term debt.

(i) To record the increase in the accumulated deficit related to the net loss on the sale of the retail division. The net loss is calculated as the loss on the sale of $4.7 million plus the write down of the retained inventory of $600,000 and estimated transaction costs of $200,000.

(j) To reclassify to other long-term assets as estimated $1.5 million for the net present value of inventory retained by the Company, for which PKDM Holdings, Inc., is responsible for purchasing as it is sold over the next ten years, including any unsold inventory after the tenth anniversary.

(k) To record the decrease in the tax benefit for the year ended December 31, 2004 resulting from the sale of the retail division.

Supplementary Information

No tax effect was given to the pro forma adjustments for the nine months ended September 29, 2007 and the years ended December 31, 2006 and 2005 due to a full valuation allowance on all U.S. Federal and state deferred tax assets.  This valuation allowance, which was created in 2005, is due to deferred tax assets that will remain with the Company.